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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                             AMENDED CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 29, 2002


                           CURTISS-WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

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
                Delaware                        1-134                        13-0612970
                --------                        -----                        ----------
      State or Other Jurisdiction of      Commission File Number   IRS Employer Identification No.
      Incorporation or Organization

     1200 Wall Street West, Suite 501
          Lyndhurst, New Jersey                                                07071
 --------------------------------------                                      --------
 Address of Principal Executive Offices                                      Zip Code



Registrant's telephone number, including area code: (201) 896-8400
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Item 7.  Financial Statements, Pro Forma Information and Exhibits
         --------------------------------------------------------

         On November 12, 2002, Curtiss-Wright Corporation ("Curtiss-Wright") filed a Current Report on Form 8-K to report its acquisition of substantially all the assets of the Electro-Mechanical Division ("EMD") of Westinghouse Government Services Company LLC ("Westinghouse"), a subsidiary of Washington Group International. Pursuant to Item 7 of Form 8-K, Curtiss-Wright indicated that it would file certain financial information under Item 7 of Form 8-K no later than the date required. This Amendment is filed to report that such financial information is not required under Item 7 of Form 8-K since the acquired assets and operating income of EMD do not achieve required reporting thresholds.


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Except for historical information, this Current Report on Form 8-K may be deemed to contain "forward looking" information. Examples of forward looking information include, but are not limited to, (a) projections of or statements regarding return on investment, future earnings, interest income, other income, earnings or loss per share, investment mix and quality, growth prospects, capital structure and other financial terms, (b) statements of plans and objectives of management, (c) statements of future economic performance, and (d) statements of assumptions, such as economic conditions underlying other statements. Such forward looking information can be identified by the use of forward looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. No assurance can be given that the future results described by the forward looking information will be achieved. Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward looking information. Such statements in this Report include, without limitation, those contained in Item 2, Acquisition or Disposition of Assets and Item 7, Financial Statements, Pro Forma Information and Exhibits. Important factors that could cause the actual results to differ materially from those in these forward-looking statements include, among other items, (i) a reduction in anticipated orders; (ii) an economic downturn; (iii) changes in the competitive marketplace and/or customer requirements; (iv) changes in the need for additional machinery and equipment and/or in the cost for the expansion of the Corporation's operations; (v) changes in the competitive marketplace and/or customer requirements; (vi) a change in government funding; (vii) an inability to perform customer contracts at anticipated cost levels; (viii) political conditions in the United States and other countries; (ix) labor relation issues; and (x) other factors that generally affect the business of aerospace, marine, and industrial companies.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CURTISS-WRIGHT CORPORATION



                                           By: /s/ Glenn E. Tynan
                                               --------------------------------
                                               Glenn E. Tynan
                                               Vice President - Finance & Chief
                                               Financial Officer


Date:  December 12, 2002


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